                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                The Zweig Fund, Inc.
                         The Zweig Total Return Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
        PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
        IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                              THE ZWEIG FUND, INC.
                        THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                                                   April 6, 2005

DEAR SHAREHOLDER:

     You are cordially invited to attend the Joint Annual Meeting of Shareholders of The Zweig Fund, Inc. ("ZF") and The Zweig Total Return Fund, Inc. ("ZTR") (collectively, the "Funds") to be held on Tuesday, May 10, 2005, at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York.

     Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement. This meeting will give you an opportunity to hear a report on the Funds and to discuss other matters of interest to you as a shareholder.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting. Please return all proxy cards that you may receive from the Funds.

     On behalf of the Boards of Directors of ZF and ZTR, I extend our appreciation for your continued support.


                                                      DANIEL T. GERACI,
                                                        PRESIDENT OF
                                                     THE ZWEIG FUND, INC.
                                               THE ZWEIG TOTAL RETURN FUND, INC.

  THE BOARDS OF DIRECTORS OF ZF AND ZTR UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE:

     FOR ITS TWO NOMINEES FOR ELECTION AS DIRECTORS.

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                 (This page has been left blank intentionally.)

                              THE ZWEIG FUND, INC.
                        THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 2005

TO THE SHAREHOLDERS:

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Tuesday, May 10, 2005 at 10 A.M. for the following purposes:

     1.   ELECT DIRECTORS:

          (a) With respect to ZF, to elect two Directors to serve until the Annual Meeting of Shareholders in 2008 and until their successors are elected and duly qualify.

          (b) With respect to ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2008 and until their successors are elected and duly qualify.

     2.   OTHER BUSINESS:

          To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of ZF and/or ZTR at the close of business on March 8, 2005 are entitled to notice of, and will be entitled to vote at, the Meeting. The enclosed Proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Boards of Directors of
                                                 The Zweig Fund, Inc. and
                                             The Zweig Total Return Fund, Inc.
                                                     DANIEL T. GERACI,
                                                         PRESIDENT
New York, New York
April 6, 2005

                                   IMPORTANT:

  YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE TO EACH FUND OF WHICH YOU ARE A SHAREHOLDER AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 2005

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), for use at the Joint Annual Meeting of Shareholders to be held at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Tuesday, May 10, 2005 at 10:00 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 6, 2005.

     The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (the "Funds") because the shareholders of both Funds are expected to consider and vote on similar matters. The Boards of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund's meeting to immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed ZF proxies that are unmarked will be voted for the election of the two nominees of the ZF Board of Directors as Directors of ZF. Executed ZTR proxies that are unmarked will be voted for the election of the two nominees of the ZTR Board of Directors as Directors of ZTR. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the respective Fund, or by returning a subsequently dated proxy.

     The Boards of Directors of the Funds have fixed the close of business on March 8, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 6, 2005.

     As of the record date, 73,233,013 shares of ZF's common stock were outstanding, and 92,891,488 shares of ZTR's common stock were outstanding. To the best of each Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of that Fund's common stock.

     The Annual Report of each Fund for the year ended December 31, 2004, including financial statements, has been mailed to shareholders of record of that Fund at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 8, 2005.

     Each Fund will furnish, without charge, a copy of the Fund's December 31, 2004 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The members of the Board of Directors of ZF and ZTR are divided into three classes, with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two ZF and two ZTR Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2008 and until their successors are elected and duly qualify). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below, who have indicated their intention to serve if elected. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

     Each Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. Each Fund's Nominating Committee consists of three Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of the Fund, the Adviser or the Sub-Adviser.

     Based on the recommendations made by ZF's Nominating Committee at its meeting held on February 17, 2005, the Board of Directors of ZF has nominated R. Keith Walton and Wendy Luscombe, who are presently Directors of ZF, for re-election to the ZF Board, to serve until the third succeeding Annual Meeting in 2008 and until their successors are elected and duly qualify. Based on the recommendations made by ZTR's Nominating Committee at its meeting held on February 17, 2005, the Board 2of Directors of ZTR has nominated R. Keith Walton and Wendy Luscombe, who are presently Directors of ZTR, for re-election to the ZTR Board, to serve until the third succeeding Annual Meeting in 2008 and until their successors are elected and duly qualify.

     Background information with respect to the current Directors appears below.

                                                       NUMBER OF
                                                     PORTFOLIOS IN               PRINCIPAL
     NAME, AGE,                    TERM OF               FUND                  OCCUPATION(S)
     ADDRESS AND                  OFFICE AND           COMPLEX-             DURING PAST 5 YEARS
     POSITION(S)                  LENGTH OF           OVERSEEN BY                AND OTHER
     WITH FUNDS                  TIME SERVED           DIRECTOR             DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------
                                       DISINTERESTED DIRECTORS

Charles H. Brunie              Term: Until                2               Chairman, Brunie
Brunie Associates              2006. Served                               Associates (investments)
600 Third Avenue,              since: 1998 for                            (since April 2001).
17th Floor New York, NY 10016  ZF and 1988                                Chairman, Oppenheimer
                               for ZTR.                                   Capital (1969 to 2000).
Director                                                                  Chairman (1980-1990);
DOB: 7/17/30                                                              Chairman Emeritus (since
                                                                          1990), Manhattan
                                                                          Institute. Trustee, Milton
                                                                          and Rose D. Friedman
                                                                          Foundation for Vouchers
                                                                          (since 1999). Trustee,
                                                                          Hudson Institute (since
                                                                          2002). Trustee, American
                                                                          Spectator (since 2002).
                                                                          Chartered Financial
                                                                          Analyst (since 1969).

                                                       NUMBER OF
                                                     PORTFOLIOS IN               PRINCIPAL
     NAME, AGE,                    TERM OF               FUND                  OCCUPATION(S)
     ADDRESS AND                  OFFICE AND           COMPLEX-             DURING PAST 5 YEARS
     POSITION(S)                  LENGTH OF           OVERSEEN BY                AND OTHER
     WITH FUNDS                  TIME SERVED           DIRECTOR             DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------
Wendy Luscombe                 Term: Until                2               Principal, WKL Associates,
480 Churchtown Road            2005. Served                               Inc. (investment
Craryville, NY 12521           since: 2002 for                            management) (since 1994).
                               ZF and ZTR.                                Fellow, Royal Institution
Director                                                                  of Chartered Surveyors.
DOB 10/29/51                                                              Member, Chartered
                                                                          Institute of Arbitrators.
                                                                          Director, Endeavour Real
                                                                          Estate Securities, Ltd.,
                                                                          REIT Mutual Fund (since
                                                                          2000). Director, PXRE,
                                                                          Corp. (reinsurance) (since
                                                                          1994). Member and Chairman
                                                                          of Management Oversight
                                                                          Committee, Deutsche Bank
                                                                          Real Estate Opportunities
                                                                          Fund (since 2003)

Alden C. Olson                 Term: Until                2               Currently retired.
2711 Ramparte Path             2007. Served                               Chartered Financial
Holt, MI 48842                 since: 1996 for                            Analyst (since 1964).
                               ZF and ZTR.                                Professor of Financial
Director                                                                  Management, Investments at
DOB 5/10/28                                                               Michigan State University
                                                                          (1959 to 1990).

James B. Rogers, Jr.           Term: Until                2               Private investor (since
352 Riverside Drive            2006. Served                               1980). Chairman, Beeland
New York, NY 10025             since: 1986 for                            Interests, Inc.
                               ZF and 1988                                (investments and media)
Director                       for ZTR.                                   (since 1980). Regular
DOB 10/19/42                                                              Commentator on CNBC
                                                                          (1998). Author of
                                                                          "Investment Biker: On the
                                                                          Road with Jim Rogers"
                                                                          (1994), "Adventure
                                                                          Capitalist" (2003) and
                                                                          "Hot Commodities" (2004).
                                                                          Visiting Professor,
                                                                          Columbia University
                                                                          (1998). Columnist, WORTH
                                                                          Magazine (since 1995).
                                                                          Director, Emerging Markets
                                                                          Brewery Fund (1993-2002).
                                                                          Director, Levco Series
                                                                          Trust (since 1996).

                                                       NUMBER OF
                                                     PORTFOLIOS IN               PRINCIPAL
     NAME, AGE,                    TERM OF               FUND                  OCCUPATION(S)
     ADDRESS AND                  OFFICE AND           COMPLEX-             DURING PAST 5 YEARS
     POSITION(S)                  LENGTH OF           OVERSEEN BY                AND OTHER
     WITH FUNDS                  TIME SERVED           DIRECTOR             DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------
R. Keith Walton                Term: Until                2               Executive Vice President
15 Claremont Avenue            2005. Served                               (since 2004) Secretary
New York, NY 10027             since: 2004 for                            (since 1996) of the
                               ZF and ZTR.                                University at Columbia
Director                                                                  University. Director
DOB: 9/28/64                                                              (since 2002); Chair,
                                                                          Nominating Committee
                                                                          (since 2002); Member,
                                                                          Executive Committee (since
                                                                          2002); Chair, Audit
                                                                          Committee (since 2003),
                                                                          Apollo Theater Foundation,
                                                                          Inc. Director, Orchestra
                                                                          of St. Luke's (since
                                                                          2000). Director, American
                                                                          Friends of the Royal Court
                                                                          Theatre (since 2003).
                                                                          Member, Steering
                                                                          Committee, Association for
                                                                          a Better New York (since
                                                                          2001). Member, Education
                                                                          Committee of the Board,
                                                                          Trinity School (since
                                                                          2003). Member, Advisory
                                                                          Board, North General
                                                                          Hospital (since 2002).
                                                                          Member, NY Advisory Board,
                                                                          Enterprise Foundation
                                                                          (since 1999). Nominating
                                                                          and Governance Committee
                                                                          of the Board of Directors,
                                                                          Council on Foreign
                                                                          Relations (since 2004).
                                                                          Member (since 1997),
                                                                          Council on Foreign
                                                                          Relations. Member, The
                                                                          American Law Institute
                                                                          (since 1999). Member,
                                                                          Council for the United
                                                                          States and Italy (since
                                                                          1999). Member, Century
                                                                          Association (since 2000).

                                                       NUMBER OF
                                                     PORTFOLIOS IN               PRINCIPAL
     NAME, AGE,                    TERM OF               FUND                  OCCUPATION(S)
     ADDRESS AND                  OFFICE AND           COMPLEX-             DURING PAST 5 YEARS
     POSITION(S)                  LENGTH OF           OVERSEEN BY                AND OTHER
     WITH FUNDS                  TIME SERVED           DIRECTOR             DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------
                                        INTERESTED DIRECTORS

Daniel T. Geraci               Term: Until                2               Executive Vice President,
10 Stonemeadow Drive           2007. Served                               Asset Management, The
Westwood, MA 02090             since: 2004 for                            Phoenix Companies, Inc.
                               ZF and ZTR.                                (wealth management) (since
Director and President                                                    2003). President and Chief
DOB 6/12/57                                                               Executive Officer, Phoenix
                                                                          Investment Partners, Ltd.
                                                                          (since 2003). President,
                                                                          certain Funds within the
                                                                          Phoenix Fund complex
                                                                          (since December 2004).
                                                                          President and Chief
                                                                          Executive Officer of North
                                                                          American investment
                                                                          operations, Pioneer
                                                                          Investment Management USA,
                                                                          Inc. (2001-2003).
                                                                          President of Private
                                                                          Wealth Management Group
                                                                          (2000-2001), Executive
                                                                          Vice President of
                                                                          Distribution and Marketing
                                                                          for Fidelity Canada
                                                                          (1996-1998), Fidelity
                                                                          Investments.

                                   OFFICERS WHO ARE NOT DIRECTORS

Carlton Neel                   Term: Expires                              Senior Vice President and
900 Third Ave.                 at the Board                               Portfolio Manager,
New York, NY 10022             of Directors'                              Phoenix/Zweig Advisers LLC
                               meeting                                    (since 2003). Managing
Executive Vice                 immediately                                Director and Co-Founder,
President                      following the                              Shelter Rock Capital
DOB: 12/19/67                  2005 Annual                                Partners, LP (2002-2003).
                               Meeting of                                 Senior Vice President and
                               Shareholders.                              Portfolio Manager,
                               Served since:                              Phoenix/Zweig Advisers LLC
                               2003 for ZF                                (1995-2002). Vice
                               and ZTR.                                   President, JP Morgan & Co.
                                                                          (1990-1995).

David Dickerson                Term: Expires                              Senior Vice President and
900 Third Ave.                 at the Board                               Portfolio Manager,
New York, NY 10022             of Directors'                              Phoenix/Zweig Advisers LLC
                               meeting                                    (since 2003). Managing
Senior Vice President          immediately                                Director and Co-Founder,
DOB: 12/27/67                  following the                              Shelter Rock Capital
                               2005 Annual                                Partners, LP (2002-2003).
                               Meeting of                                 Vice President and
                               Shareholders.                              Portfolio Manager,
                               Served since:                              Phoenix/Zweig Advisers LLC
                               2003 for ZF                                (1993-2002).
                               and ZTR.

                                                       NUMBER OF
                                                     PORTFOLIOS IN               PRINCIPAL
     NAME, AGE,                    TERM OF               FUND                  OCCUPATION(S)
     ADDRESS AND                  OFFICE AND           COMPLEX-             DURING PAST 5 YEARS
     POSITION(S)                  LENGTH OF           OVERSEEN BY                AND OTHER
     WITH FUNDS                  TIME SERVED           DIRECTOR             DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------
Marc Baltuch                   Term: Expires                              President and Director of
900 Third Ave.                 at the Board                               Watermark Securities, Inc.
New York, NY 10022             of Directors'                              (since 1991). Secretary of
                               meeting                                    Phoenix-Zweig Trust
Vice President and             immediately                                (1989-2003). Secretary of
Chief Compliance               following the                              Phoenix-Euclid Market
Officer                        2005 Annual                                Neutral Fund (1998-2002).
DOB: 9/23/45                   Meeting of                                 Assistant Secretary of
                               Shareholders.                              Gotham Advisors, Inc.
                               Served since:                              (Since 1990). Chief
                               2004 for ZF                                Compliance Officer of the
                               and ZTR.                                   Zweig Companies (since
                                                                          1989) and of the Phoenix
                                                                          mutual funds (since 2004).

Moshe Luchins                  Term: Expires                              Associate Counsel of the
900 Third Ave.                 at the Board                               Zweig Companies (since
New York, NY 10022             of Directors'                              1996).
                               meeting
Vice President                 immediately
DOB: 12/22/71                  following the
                               2005 Annual
                               Meeting of
                               Shareholders.
                               Served since:
                               2004 for ZF
                               and ZTR.

Matthew A. Swendiman           Term: Expires                              Counsel, Phoenix Life
One American Row               at the Board                               Insurance Company (since
Hartford, CT 06102             of Directors'                              2002). Vice President,
                               meeting                                    Counsel, Chief Legal
Secretary                      immediately                                Officer and Secretary,
DOB: 5/5/73                    following the                              certain of the funds
                               2005 Annual                                within the Phoenix Fund
                               Meeting of                                 Complex (since 2004).
                               Shareholders.                              Assistant Vice President
                               Served since:                              and Assistant Counsel,
                               2004 for ZF                                Conseco Capital Management
                               and ZTR.                                   (2000-2002).

Nancy Curtiss                  Term: Expires                              Vice President, Operations
56 Prospect Street             at the Board                               (since 2003). Vice
Hartford, CT 06115             of Directors'                              President, Fund Accounting
                               meeting                                    (1994-2003) and Treasurer
Treasurer                      immediately                                (1996-2003), Phoenix
DOB: 11/24/52                  following the                              Equity Planning Corporation.
                               2005 Annual                                Treasurer, multiple funds
                               Meeting of                                 in Phoenix Fund Complex
                               Shareholders.                              (since 1994).
                               Served since:
                               2003 for ZF
                               and ZTR.

COMPENSATION OF DIRECTORS AND OFFICERS

     During the year ended December 31, 2004, ZF paid Directors' fees aggregating $206,212.33 and ZTR paid Directors' fees aggregating $213,713.33 to the Directors who were not interested persons of the Funds or the Adviser. Each Fund pays each Director who is not an interested person of such Fund or the Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

     Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 2004. The Funds do not pay any pension or retirement benefits to their Directors.

                               COMPENSATION TABLE

                                                                            TOTAL
                                                                        COMPENSATION
                                             PENSION OR                   FROM THE
                                             RETIREMENT     ESTIMATED     FUND AND
                            AGGREGATE       BENEFITS AS      ANNUAL         FUND
                           COMPENSATION       PART OF       BENEFITS      COMPLEX
    NAME OF PERSON,          FROM THE           FUND          UPON        PAID TO
       POSITION                FUND           EXPENSES     RETIREMENT    DIRECTORS
--------------------------------------------------------------------------------------
Charles H. Brunie--         ZF-$46,000          $ 0            $ 0      $    93,500
  Director                 ZTR-$47,500

Wendy Luscombe--            ZF-$38,500          $ 0            $ 0      $    78,500
  Director                 ZTR-$40,000

Alden C. Olson--            ZF-$46,000          $ 0            $ 0      $    93,500
  Director                 ZTR-$47,500

James B. Rogers, Jr.--      ZF-$43,000          $ 0            $ 0      $    87,500
  Director                 ZTR-$44,500

R. Keith Walton--          ZF-$32,712.33        $ 0            $ 0      $ 66,924.66
  Director                ZTR-$34,212.33

Daniel T. Geraci--            ZF-$0             $ 0            $ 0      $         0
  Interested Director         ZTR-$0
  and President

DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is the dollar range of equity securities of the Funds owned by each Director as of December 31, 2004.

                                                          TOTAL
                                                AGGREGATE DOLLAR RANGE OF
                                                  FUND OWNERSHIP IN ALL
                            DOLLAR RANGE            FUNDS OVERSEEN BY
                        OF EQUITY SECURITIES      DIRECTOR IN FAMILY OF
    NAME OF DIRECTOR       IN THE FUND (1)        INVESTMENT COMPANIES*
--------------------------------------------------------------------------
Charles H. Brunie        ZF-Over $100,000            Over $100,000
                         ZTR-Over $100,000

Daniel T. Geraci        ZF-$10,001-$50,000          $10,001-$50,000
                        ZTR-$10,001-$50,000

Wendy Luscombe             ZF-$1-$10,000            $10,001-$50,000
                          ZTR-$1-$10,000

Alden C. Olson          ZF-$10,001-$50,000          $10,001-$50,000
                        ZTR-$10,001-$50,000

James B. Rogers, Jr.    ZF-$10,001-$50,000          $10,001-$50,000
                          ZTR-$1-$10,000

R. Keith Walton            ZF-$1-$10,000               $1-$10,000
                          ZTR-$1-$10,000

---------
* Pursuant to the Proxy Rules, ZF and ZTR are the only funds in the "Family of Investment Companies."

(1) The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of December 31, 2004. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of the Funds, as a group, beneficially own less than 1% of the outstanding shares of each Fund.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

AUDIT COMMITTEE REPORT

     Each Fund's Board of Directors has appointed a standing Audit Committee. The ZF Board of Directors has adopted a written charter for the Fund's Audit Committee which is available on the Adviser's website at - http://www.phoenixinvestments.com/Individual/Products/Closed_End_Funds/
Zweig/ZF_Audit_Committee_Charter.pdf. The ZTR Board of Directors has adopted a written charter for the Fund's Audit Committee which is available on the Adviser's website at - http://www.phoenixinvestments.com/Individual/Products/Closed_End_Funds/
Zweig/ZTR_Audit_Committee_Charter.pdf. The purposes of each Fund's Audit Committee are set forth in the Audit Committee Charter. In brief, the role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of the respective Fund's financial reporting process. As set forth in the Charter of each Fund's Audit Committee, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for each Fund is responsible for auditing that Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     The Audit Committee of the Board of Directors of each Fund will normally meet at least four times during each full fiscal year, of which at least two such meetings will be with representatives of the independent registered public accounting firm, to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee of each Fund has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. Each Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect. Each Audit Committee also has considered whether the provision by the Fund's independent registered public accounting firm of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent registered public accounting firm's independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent registered public accounting firm the independence of that independent registered public accounting firm.

     The members of each Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors of each Fund has determined that the Fund does not have an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h), at this time because none of the Fund's Directors meets the technical definition of such an expert. Each Audit Committee of the Board is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. Members of each Fund's Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, each Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in 10accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to its Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for the year ended December 31, 2004. The members of each Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are "independent" within the meaning of the Act and the New York Stock Exchange corporate governance standards for audit committees.

     Alden C. Olson
     Charles H. Brunie
     Wendy Luscombe
     James B. Rogers, Jr.
     R. Keith Walton

NOMINATING COMMITTEE

     Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Funds, are members of each Nominating Committee of the Board of Directors of the Funds. Each Fund's Board of Directors has adopted a written charter for the Fund's Nominating Committee, which is available on the Adviser's website at - http://www.phoenixinvestments.com/Individual/Products/Closed_End_Funds/
Zweig/Nominating_Committee_Charter.pdf. Each Fund's Nominating Committee considers candidates for election to fill vacancies on the Fund's Board of Directors.

     Director nominees are identified based on persons known to the Boards of Directors or the Nominating Committees and any persons recommended to the Nominating Committees by shareholders or industry sources. Any recommendations made by shareholders and industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, addressed to the Secretary of the Funds. Nominees are evaluated based on the criteria described below. The evaluation process does not depend on the source of the recommendation. It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. Each Nominating Committee may determine that a candidate who does not have the experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate's qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director.

BOARD OF DIRECTORS' MEETINGS

     The Board of Directors of ZF held 16 meetings and the Board of Directors of ZTR held 17 meetings during the year ended December 31, 2004. Each Fund's Nominating Committee held four meetings during the year ended December 31, 2004 11and met in advance of the February 17, 2005 and Board meeting, at which time each Nominating Committee recommended the nominees for election to the Board. Each Fund's Audit Committee held four meetings during the year ended December 31, 2004. All of the current Directors attended at least 75% of the total number of Board meetings and his or her respective committee meetings, for each Fund, held during the 2004 year.

SHAREHOLDERS COMMUNICATIONS

     Any shareholder that wishes to communicate with the Boards of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, specifying the intended addressee. Shareholder communications addressed to the Boards of Directors will be forwarded promptly after receipt to Daniel T. Geraci, President of the Funds, for review. Mr. Geraci will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Geraci determines involve routine matters will be forwarded to the Funds' Administrator and/or officers of the Funds for review and response, and Mr. Geraci will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Geraci determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

     It is the Funds' policy that all Directors attend the annual shareholders meeting, if reasonably possible. All of the directors attended the ZF annual meeting in 2004, and five of the six directors attended the ZTR annual meeting in 2004.

     THE BOARDS OF DIRECTORS OF ZF AND ZTR RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE NOMINEES.

                        INVESTMENT ADVISER, ADMINISTRATOR
                                 AND SUB-ADVISER

     Phoenix/Zweig Advisers LLC, the Adviser, serves as the investment adviser for ZF and ZTR. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd., the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520.

     PXP has served investors for over 70 years. As of December 31, 2004, PXP had approximately $56.2 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes. PXP's affiliated investment advisers are:
Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago, Illinois and Denver, Colorado; 12Engemann Asset Management (Engemann) in Pasadena, California; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles, California; Phoenix Investment Counsel, Inc. in Hartford, Connecticut; Phoenix/Zweig Advisers LLC (Zweig) and Euclid Advisors LLC (Euclid) in New York, New York; Seneca Capital Management LLC (Seneca) in San Francisco, California; and Walnut Asset Management, LLC (Walnut) in Philadelphia, Pennsylvania. PXP's subadvisory arrangements with outside managers include those with Aberdeen Asset Management Inc. (Aberdeen) in Fort Lauderdale, Florida (U.S.) and worldwide, and Sasco Capital, Inc. (Sasco) in Fairfield, Connecticut.

     Phoenix Equity Planning Corporation (the "Administrator") serves as the administrator for ZF and ZTR. The Administrator's principal business office is located at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480. All of the Administrator's outstanding equity interests are owned by Phoenix Investment Partners.

     Zweig Consulting LLC, the Sub-Adviser, which serves as the sub-adviser for ZF and ZTR, provides asset allocation services to the Adviser. Dr. Martin E. Zweig, the President and owner of the Sub-Adviser, actively collaborates in the stock selection process with the Adviser's portfolio management team of Carlton Neel and David Dickerson. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. The Sub-Adviser's fees are paid by the Adviser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Act require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each Fund believes that, during the year December 31, 2004, such reporting persons were in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to them.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At the recommendation of the Audit Committees of the Funds, the Board of Directors of each Fund, including a majority of the Directors who are not interested persons of such Fund, has selected the firm of PricewaterhouseCoopers LLP ("PwC") to serve as the independent registered public accounting firm of each Fund for the year ending December 31, 2005. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

     The aggregate fees billed for services rendered by PwC during the years ended December 31, 2003 and 2004, respectively, are described below.

AUDIT FEES

     The aggregate fees billed by PwC to ZF in connection with the annual audit of ZF's financial statements for the fiscal years ended December 31, 2003 and 2004 were $55,500 and $38,000, respectively. The aggregate fees billed by PwC to ZTR in connection with the annual audit of ZTR's financial statements for the fiscal years ended December 31, 2003 and 2004 were $55,500 and $38,000, respectively.

AUDIT-RELATED FEES

     The fees billed by PwC to ZF for the fiscal years ended December 31, 2003 and December 31, 2004 for any audit-related services were $1,000 and $0, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2003 and December 31, 2004 for any audit-related services were $1,000 and $0, respectively.

TAX FEES

     The aggregate fees billed by PwC to ZF for the fiscal years ended December 31, 2003 and 2004 in connection with tax review, compliance and advice were approximately $7,000 and $5,700, respectively. The aggregate fees billed by PwC to ZTR for the fiscal years ended December 31, 2003 and 2004 in connection with tax review, compliance and advice were approximately $7,650 and 7,450, respectively.

ALL OTHER FEES

     No fees were billed by PwC to ZF or ZTR for the fiscal years ended December 31, 2003 and 2004 for any other services.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2003 and 2004 were $256,389 and $1,877,791, respectively.

     Each Audit Committee considered whether the services described above, including all non-audit services rendered to the respective Fund, the Adviser or an affiliate of the Adviser that provides ongoing services to either Fund, were compatible with maintaining the independence of PwC. The Audit Committees pre-approve: (i) all audit and non-audit services to be rendered to the respective Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the respective Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the respective Fund (collectively, "Covered Services"). Each Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include 14delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

                             ADDITIONAL INFORMATION

OTHER MATTERS

     The Boards of Directors of the Funds know of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

     The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.

VOTE REQUIRED

     The election of Directors for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to the election of directors, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (I.E., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by EquiServe Trust Co., N.A., the Funds' transfer agent.

PROPOSALS FOR 2006 MEETING

     Each Fund's Amended and Restated Bylaws contains an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board of Directors and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that

Fund's proxy statement in accordance with SEC Rule 14a-8. Any notice of shareholder nominations for election to the Board of Directors or notice of other matters which shareholders wish to present at the ZF or ZTR 2006 Annual Meeting of Shareholders must be received at such Fund's principal 16executive offices not less than ninety (90) days nor more than one hundred and twenty
(120) days before the date in the then current year corresponding to the date on which such Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting for such Fund is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which notice or public announcement of the date of such meeting was given or made.

     The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund's Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. A copy of ZF's By-Laws is available on the SEC's Web site at - http://www.sec.gov/Archives/edgar/data/812090/000088731804000088/zfby
laws.txt. A copy of ZTR's By-Laws is available on the SEC's Web site at - http://www.sec.gov/Archives/edgar/data/836412/000088731804000089/ ztrbylaws.txt.

     The persons named as proxies for the Funds' 2006 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the respective Fund receives notice of the matter by not less than ninety (90) days before the date in the then current year corresponding to the date on which such Fund first mailed its proxy materials for the annual meeting held in the prior year. If the respective Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

New York, New York                                 By Order of the Board of
April 6, 2005                                            Directors of
                                                     The Zweig Fund, Inc.
                                               The Zweig Total Return Fund, Inc.
                                                      DANIEL T. GERACI,
                                                          PRESIDENT

                                                                        ZW-PS-05

                              THE ZWEIG FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 2005
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

       The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints DANIEL T. GERACI and CARLTON
NEEL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

      WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

-----------                                                          -----------
SEE REVERSE           (CONTINUED, AND TO BE SIGNED AND DATED ON      SEE REVERSE
   SIDE                           THE REVERSE SIDE.)                     SIDE
-----------                                                          -----------

  /X/   PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

1.   Election of Directors.

     NOMINEES:   (01) Wendy Luscombe
                 (02) R. Keith Walton

               FOR                     WITHHELD
               ALL   /  /        /  /  FROM ALL
            NOMINEES                   NOMINEES


        /  /
            ------------------------------------------
            For all nominee(s) except as written above

2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                /  /

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.



Signature:                 Date:          Signature:               Date:
          ---------------       --------            -------------       --------

                        THE ZWEIG TOTAL RETURN FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 10, 2005
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

      The undersigned shareholder of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints DANIEL T. GERACI and CARLTON NEEL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

      WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

-----------                                                          -----------
SEE REVERSE         (CONTINUED, AND TO BE SIGNED AND DATED           SEE REVERSE
   SIDE                     ON THE REVERSE SIDE.)                       SIDE
-----------                                                          -----------

  /X/   PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

1.   Election of Directors.

     NOMINEES:   (01) Wendy Luscombe
                 (02) R. Keith Walton

               FOR                     WITHHELD
               ALL   /  /        /  /  FROM ALL
            NOMINEES                   NOMINEES


        /  /
            ------------------------------------------
            For all nominee(s) except as written above

2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                /  /

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.



Signature:                 Date:          Signature:               Date:
          ---------------       --------            -------------       -----